WARRANTY BILL OF SALE
February 7, 2020
CONTRAIL AVIATION LEASING, LLC (“Seller”) owns full legal and beneficial title to one (1) used CFM56-7B22 engine bearing manufacturer’s serial number 889727, in QEC configuration as detailed in the Purchase Agreement, including all appliances, parts, accessories and other equipment installed on, or attached thereto, and any loose equipment specific thereto, all records, logs, technical data and manuals in the possession of Seller and one Dedienne model D71STA00005G02 engine stand bearing serial number MCC190345-3-1, all as more particularly described in the Purchase Agreement (the “Engine”).
For good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Seller hereby sells, grants, transfers and delivers to ALF V LLC (“Buyer”), full legal and beneficial title and interest in and to the Engine.
This Warranty Bill of Sale is delivered pursuant to the Engine Sale and Purchase Agreement, dated as of January 27, 2020 (the “Purchase Agreement”), between Seller and Buyer.
The undersigned hereby warrants to Buyer (and Buyer’s successors and assigns) that Seller conveys to Buyer full good and marketable legal and beneficial title to the Engine, free and clear of all Liens (as defined in the Purchase Agreement) and that Seller shall warrant and defend such title against any claims and demands; provided, that the Engine is otherwise conveyed “AS IS”, “WHERE IS” AND “WITH ALL FAULTS” AND (EXCEPT AS PREVIOUSLY PROVIDED IN THIS PARAGRAPH OR IN SECTION 6.1(f) OF THE PURCHASE AGREEMENT, IN EACH CASE SPECIFIC TO TITLE) WITHOUT REPRESENTATION OR WARRANTY OF ANY TYPE OR KIND, EXPRESS OR IMPLIED, WITH RESPECT THERETO (INCLUDING, WITHOUT LIMITATION, AS TO CONDITION, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE) and is subject to each and every disclaimer contained in the Purchase Agreement.
THIS WARRANTY BILL OF SALE IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, U.S.A. APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT REGARD FOR CONFLICT OF LAW PRINCIPLES (OTHER THAN THE PROVISIONS OF SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
[Signature page follows.]

IN WITNESS WHEREOF, Seller has caused this Warranty Bill of Sale to be executed in its name as of the date first written above.

CONTRAIL AVIATION LEASING, LLC, as Seller By:/s/ Joseph G. Kuhn Name: Joseph G. Kuhn Title: CEO

ACCEPTANCE CERTIFICATE
As of February 7, 2020, ALF V LLC (“Buyer”), accepts one (1) used CFM56-7B22 engine bearing manufacturer’s serial number 889727, in QEC configuration as detailed in the Agreement, including all appliances, parts, accessories, and other equipment installed on, or attached thereto as of the date hereof and all records, logs, technical data and manuals in the possession of Seller and one Dedienne model D71STA00005G02 engine stand bearing serial number MCC190345-3-1 (“Engine”) pursuant to the terms of that certain Engine Sale and Purchase Agreement dated as of January 27, 2020 (the “Agreement”) between Buyer and CONTRAIL AVIATION LEASING, LLC (“Seller”). Capitalized terms used but not defined herein have the meanings ascribed thereto in the Agreement.
Buyer hereby unconditionally and irrevocably acknowledges and agrees that the Engine and its records are acceptable to Buyer without exception as of the date hereof.

ALF V LLC, as Buyer By: ALF II, Inc., its Manager By: /s/ Glenn P. Davis Name: Glenn P. Davis Title: President

TECHNICAL ACCEPTANCE CERTIFICATE
As of January 27, 2020, ALF V LLC (“Buyer”), technically accepts one (1) used CFM56-7B22 engine bearing manufacturer’s serial number 889727, in QEC configuration as detailed in the Agreement, including all appliances, parts, accessories, and other equipment installed on, or attached thereto as of the date hereof and all records, logs, technical data and manuals in the possession of Seller and made available to Buyer for inspection and one Dedienne model D71STA00005G02 engine stand bearing serial number MCC190345-3-1 (“Engine”) pursuant to the terms of that certain Engine Sale and Purchase Agreement dated as of January 27, 2020 (the “Agreement”) between Buyer and CONTRAIL AVIATION LEASING, LLC (“Seller”). Capitalized terms used but not defined herein have the meanings ascribed thereto in the Agreement.
Buyer hereby unconditionally and irrevocably acknowledges and agrees that the Engine and its records are technically acceptable to Buyer without exception as of the date hereof.
Engine Total Flight Hours:    56.758 Flight Hours
Engine Total Flight Cycles:    30,131 Flight Cycles
Take Off EGT Margin:    53 c EGTM
Post Delta Turbine Rear Frame Work Borescope Inspection: Performed by BOV
FAA 8130 Release Certificate Post Delta Turbine Rear Frame Work issued by AIM, LLC: Issued by Delta and AIM MRO respectively.

ALF V LLC as Buyer By: ALF II, Inc., its Manager By: /s/ Glenn P. Davis Name: Glenn P. Davis Title: President

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